Exhibit 10.3
AMENDMENT TO THE
A. H. BELO CORPORATION
CHANGE IN CONTROL SEVERANCE PLAN
     A. H. Belo Corporation, pursuant to authorization of the Board of Directors, adopts the following amendment to the A. H. Belo Corporation Change in Control Severance Plan (the “Plan”).
1.	Section 2(q) of the Plan (“Severance Multiple”) is amended by the addition of the following provision thereto:
Effective December 31, 2008, the Severance Multiple will be 2.0 for the Chief Executive Officer and 1.5 for all other Participants.
2.	Schedule A to the Plan is amended in its entirety to read as follows:

		SEVERANCE
POSITION	TIER	MULTIPLE
Chief Executive Officer	Tier I	2.0
Members of the Company’s Management Committee (other than the Chief Executive Officer)	Tier II	1.5
Executive Vice Presidents and Senior Vice Presidents (other than Management Committee members)	Tier III	1.5
Vice Presidents (not described in Tier II or Tier III)	Tier IV	1.5
3.	The foregoing amendments will be effective as of December 31, 2008.
     Executed at Dallas, Texas, this 31st day of March, 2009.

A. H. BELO CORPORATION
By	/s/ Sheila Hartley
Sheila Hartley
Vice President/Human Resources